Exhibit 10.1


                    FIRST AMENDMENT TO DEVELOPMENT AGREEMENT
                    ----------------------------------------

          FIRST AMENDMENT TO DEVELOPMENT AGREEMENT (this "Amendment"), dated as
                                                          ---------
of June 20, 2006 between STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation ("Starwood") and GRILL CONCEPTS, INC., a Delaware corporation
              --------
("GCI"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Development Agreement referred to below.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, Starwood and GCI are parties to that certain Development Agreement dated as of July 27, 2001 (the "Development Agreement"); and
                                          ---------------------

          WHEREAS, subject to the terms and conditions of this Amendment, Starwood and GCI wish to amend certain provisions of the Development Agreement as herein provided.

          NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. The Development Agreement is hereby amended by deleting Section 4 in its entirety and substituting in lieu thereof the following:

     "SECTION 4. Development Warrants. GCI shall issue to Starwood, promptly after the date as of which the aggregate number of GCI Concept Facilities covered by Management Agreements and/or License Agreements entered into on or after the date hereof reaches five (the "Development Threshold Date"), a warrant substantially in the form attached as Exhibit D hereto (the "Development Warrant") to purchase a number of shares of Common Stock which amount shall be determined as follows: (i) if the Development Threshold Date is a date before April 1, 2008, the number of shares shall represent four percent (4%) of the then outstanding shares of Capital Stock of GCI and (ii) if the Development Threshold Date is on or after April 1, 2008, the number of shares shall represent four percent (4%) of the outstanding shares of Capital Stock of GCI on December 25, 2005 (for purposes of this Agreement, the term "Capital Stock" shall refer to the aggregate of the then outstanding shares of Common Stock and the then outstanding shares of any class or series of preferred stock of GCI).

     (a) If the Fair Market Value of the Common Stock as of the Development Threshold Date is greater than the Fair Market Value of the Common Stock as of the Closing Date (the "Closing Date Share Price"), the Development Warrants will have an exercise price equal to the greater of seventy-five percent (75%) of the Fair Market Value of the Common Stock as of the Development Threshold Date; and the Closing Date Share Price; or

     (b) If the Fair Market Value of the Common Stock as of the Development Threshold Date is less than the Closing Date Share Price, the Development Warrants will have an exercise price equal to the Fair Market Value of the Common Stock as of the Development Threshold Date.

     For the avoidance of doubt, the Development Threshold Date shall be the date of the opening to the public of the relevant GCI Concept Facility that triggered GCI's obligation to issue the Development Warrants."

     2.     Miscellaneous Provisions.
            ------------------------

          (a) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Development Agreement.

          (b) This Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                    [Signatures appear on the following page]

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              STARWOOD HOTELS & RESORTS
                                   WORLDWIDE, INC.


                              By: /s/
                                  Name:
                                  Title:


                              GRILL CONCEPTS, INC.


                              By: /s/ Philip Gay
                                  Name:  Philip Gay
                                  Title:  EVP and CFO